EXHIBIT 10.30

                          UNITED STATES DISTRICT COURT
                            SOUTHERN DISTRICT OF OHIO
                            WESTERN DIVISION (DAYTON)


MEDECON SERVICES, INC.             )    CIVIL ACTION NO.
                                   )
          Plaintiff                )    C-3-96-73
                                   )
     vs.                           )    THE HON. WALTER HERBERT
                                   )    RICE
MEDICON, INC.                      )
                                   )
          Defendant                )
                                   )
                                   )



                      CONSENT DEGREE AND ORDER OF DISMISSAL
                      -------------------------------------

     By agreement of the Parties, and it appearing that the Parties have entered into a compromise in settlement of this matter including the terms set forth herein, and the Court otherwise being sufficiently advised,
     IT IS HEREBY ORDERED:
     1. Commencing June 16, 1996, defendant Medicon, Inc. ("Medicon"), and its officers, agents, servants, employees, parent or subsidiary corporations, successors, and any other persons or entities in active concert or participation with them, are enjoined from making any use, or reference to any prior use, of the term MEDICON or any other designation confusingly similar to MEDECON, shall place no advertisements in the publications of others using the MEDICON name, and shall not use "MEDICON" or "formerly MEDICON" in direct mail or other advertising pieces or on sales calls.
     2. Medicon shall no later than June 15, 1996 remove, replace or obscure any reference to MEDICON or any other confusingly similar designation from its facilities, marketing materials, advertising or other publications, and other documents.
     3. Medicon shall commence utilization of a new name, which shall not be confusingly similar to MEDECON, no later than June 15, 1996.
     4. Notwithstanding the foregoing, Medicon may make the following limited use of the MEDICON name after June 15, 1996:
          a. Medicon may inform its currently existing customers, service providers, banks, insurance companies, and other entities with which Medicon currently does business, that the newly named company was "formerly Medicon, Inc." to and including December 15, 1996;
          b. Medicon may at any time identify itself as "formerly Medicon, Inc." when doing so is legally necessary, but only to the limited extent so necessary, to allow Medicon to


















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               conduct its business, such as where such use is required for
               Medicon's dealings with Medicare, Medicaid, state and federal regulatory agencies, health departments, or state insurance departments; and
          c. Medicon may continue to use existing printed materials bearing the MEDICON mark to such and including September 15, 1996, but after June 15, 1996 shall use materials only with existing customers and service providers with which Medicon currently does business.
     5. This action is dismissed with prejudice without costs to either of the parties; however, the Court shall retain jurisdiction to monitor performance of this Consent Decree and to adjudicate any disputes arising hereunder or under the Settlement Agreement between MedEcon and Medicon dated May 14, 1996.


                              _____________________
                                      JUDGE

                              Date:_______________

AGREED TO:



_________________________                    Date: May 7, 1996
Jack A. Wheat
John W. Scruton
WHEAT, CAMORIANO, SMITH & BERES
Suite 800, The Republic Building
429 W. Muhammad Ali Boulevard
Louisville, Kentucky 40202-2346
502/585-2040

Of counsel:
Thomas P. Whelley, II, Ohio Reg. No. 0010493
Chernesky, Heyman & Kress
10 Courthouse Plaza SW, Suite 1100
Dayton, Ohio 45401-3808
(513) 449-2800

Attorneys for Plaintiff MedEcon Services, Inc.


_________________________                    Date: May 9, 1996
Charles A. Laff
Larry L. Saret
Laff, Whitesel, Conte & Saret, Ltd.
401 North Michigan Avenue
Chicago, Illinois 60611-4212
(312) 661-2100

Of counsel:
Taylor Jones, Jr.
Jones & Washington Co., L.P.A.
1308 Talbott Tower
118 West First Street
Dayton, Ohio 45402
(513) 222 2841

Attorneys for Defendant Medicon Inc.